INTANGIBLE ASSETS, NET - Expected amortization expenses (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024
INTANGIBLE ASSETS, NET
2026	¥ 14,578
2027	13,741
2028	11,849
2029	9,791
2030 and years after	45,548
Total	¥ 95,507	¥ 76,554